Schedule of Investments
February 28, 2021 (Unaudited)
YCG Enhanced Fund

	Shares	Value
COMMON STOCKS - 90.72%
Automobiles - 0.90%
Ferrari NV	19,774	$3,902,992
Banks - 6.00%
Bank of America Corp.	185,497	6,438,601
JPMorgan Chase & Co.	43,171	6,353,476
Wells Fargo & Co.	361,336	13,069,523
		25,861,600
Beverages - 1.70%
PepsiCo., Inc.	56,870	7,347,035
Capital Markets - 13.79%
Moody's Corp. (a)	69,508	19,107,054
MSCI, Inc.	57,630	23,888,788
S&P Global, Inc. (a)	11,256	3,707,276
The Charles Schwab Corp.	206,919	12,771,041
		59,474,159
Commercial Services & Supplies - 3.06%
Copart, Inc. (a)(b)	120,695	13,175,066
Household Products - 3.47%
Colgate-Palmolive Co.	99,311	7,468,187
The Procter & Gamble Co. (c)	60,754	7,504,942
		14,973,129
Insurance - 10.40%
Aon PLC - Class A (c)	68,979	15,707,208
Marsh & McLennan Cos, Inc.	126,768	14,606,209
The Progressive Corp.	168,897	14,516,697
		44,830,114
Interactive Media & Services - 6.98%
Alphabet, Inc. - Class C (a)(b)	8,401	17,111,661
Facebook, Inc. - Class A (a)(b)	50,331	12,966,272
		30,077,933
Internet & Direct Marketing Retail - 2.73%
Booking Holdings, Inc. (b)	5,065	11,793,903
IT Services - 5.42%
MasterCard, Inc. - Class A	57,685	20,411,837
Visa, Inc. - Class A (a)	13,925	2,957,531
		23,369,368
Personal Products - 8.57%
L'Oreal SA (d)	38,547	14,082,879
The Estee Lauder Companies, Inc. - Class A (a)	53,853	15,394,419
Unilever PLC - ADR	143,369	7,463,790
		36,941,088
Professional Services - 4.61%
CoStar Group, Inc. (a)(b)	9,089	7,487,154
Verisk Analytics, Inc. (a)	75,668	12,398,202
		19,885,356
Real Estate Management & Development - 4.68%
CBRE Group, Inc. - Class A (b)	266,205	20,170,353
Software - 7.72%
Adobe, Inc. (a)(b)	12,828	5,896,647
Intuit, Inc. (a)	17,911	6,987,798
Microsoft Corp. (a)	87,856	20,415,977
		33,300,422
Textiles, Apparel & Luxury Goods - 10.69%
Adidas AG (b)(d)	18,342	6,393,509
Cie Financiere Richemont SA - Class A Regular (d)	45,222	4,353,919
Hermes International (d)	8,483	9,449,097
LVMH Moet Hennessy Louis Vuitton SE (d)	14,988	9,493,973
NIKE, Inc. - Class B	121,659	16,397,200
		46,087,698
TOTAL COMMON STOCKS (Cost $223,003,870)		391,190,216

WARRANTS - 0.01%
Textiles, Apparel & Luxury Goods - 0.01%
Cie Financiere Richemont SA, 11/22/23 (b)(d)	90,444	31,817
Total Warrants (Cost $0)		31,817

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS - 7.21%
U.S. Treasury Bills - 7.21%
0.008%, 03/25/2021 (e)	$262,000	261,991
0.016%, 04/08/2021 (e)	12,258,000	12,257,480
0.009%, 04/13/2021 (e)	1,339,000	1,338,952
0.017%, 04/15/2021 (e)	1,334,000	1,333,901
0.010%, 04/20/2021 (e)	63,000	62,997
0.017%, 04/22/2021 (e)	839,000	838,932
0.011%, 04/29/2021 (e)	109,000	108,995
0.017%, 05/27/2021 (e)	2,916,000	2,915,789
0.018%, 06/10/2021 (e)	113,000	112,989
0.022%, 06/17/2021 (e)	2,365,000	2,364,698
0.023%, 06/24/2021 (e)	734,000	733,906
0.028%, 07/08/2021 (e)	1,706,000	1,705,756
0.017%, 07/22/2021 (e)	80,000	79,987
0.007%, 07/29/2021 (e)	362,000	361,932
0.024%, 08/05/2021 (e)	5,015,000	5,013,961
0.028%, 08/12/2021 (e)	314,000	313,932
0.025%, 08/19/2021 (e)	1,281,000	1,280,696
TOTAL SHORT-TERM INVESTMENTS (Cost $31,087,668)		31,086,894
Total Investments (Cost $254,091,538) - 97.94%		422,308,927
Other Assets in Excess of Liabilities - 2.06%		8,902,877
TOTAL NET ASSETS - 100.00%		$431,211,804

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Security held in connection with options written.
(b)	Non-Income Producing.
(c)	A portion of this security is pledged as collateral on options written. As of February 28, 2021, The value of collateral is $9,531,635.
(d)	Foreign issued security.
(e)	Reflects the annualized yield on the date of purchase for discounted investments.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Schedule of Options Written
February 28, 2021 (Unaudited)
YCG Enhanced Fund

	Contracts	Notional Amount	Value
PUT OPTIONS (a)
Adobe, Inc.
Expiration: April 2021; Exercise Price: $470.00	150	$7,050,000	$414,750
Alphabet, Inc. - Class C
Expiration: April 2021; Exercise Price: $1,750.00	4	700,000	6,720
Copart, Inc.
Expiration: May 2021; Exercise Price: $115.00	96	1,104,000	98,880
Expiration: May 2021; Exercise Price: $120.00	138	1,656,000	187,680
CoStar Group, Inc.
Expiration: April 2021; Exercise Price: $870.00	3	261,000	21,210
The Estee Lauder Companies, Inc. - Class A
Expiration: April 2021; Exercise Price: $250.00	30	750,000	5,850
Facebook, Inc.
Expiration: March 2021; Exercise Price: $255.00	91	2,320,500	73,255
Intuit, Inc.
Expiration: April 2021; Exercise Price: $370.00	170	6,290,000	176,800
Microsoft Corp.
Expiration: March 2021; Exercise Price: $220.00	170	3,740,000	43,010
Expiration: April 2021; Exercise Price: $215.00	50	1,075,000	21,000
Moody's Corp.
Expiration: May 2021; Exercise Price: $280.00	228	6,384,000	411,540
S&P Global, Inc.
Expiration: March 2021; Exercise Price: $310.00	10	310,000	2,925
Expiration: May 2021; Exercise Price: $340.00	17	578,000	38,420
Verisk Analytics, Inc.
Expiration: March 2021; Exercise Price: $210.00	63	1,323,000	292,950
Expiration: May 2021; Exercise Price: $175.00	30	525,000	46,500
Visa, Inc. - Class A
Expiration: March 2021; Exercise Price: $205.00	330	6,765,000	88,770
Total Options Written (Premiums received $2,630,744)			$1,930,260
(a) Exchange Traded

Valuation Measurements
Securities which are traded on a national stock exchange are valued at the last sale prices on the securities exchange on which such securities are primarily traded.  Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq official Closing Price.  Exchange-traded securities for which there were no transactions are valued at the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security's fair value would be determined, as described below. Debt securities (other than those valued using the amortized cost method) are valued at the market price  furnished by a national pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price.  Options written or purchased by the Fund are valued at the last sales price.  If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices.  If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist by the Adviser pursuant to procedures established by and under the supervision of the Board.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund's investments as of February 28, 2021:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$391,190,216	$-	$-	$391,190,216
Warrants	$31,817	-	-	31,817
Short-Term Investments	-	31,086,894	-	31,086,894
Total Investments in Securities	$391,222,033	$31,086,894	$-	$422,308,927
Liabilities
Other Financial Instruments**
Options Written	$851,365	$1,078,895	$-	$1,930,260

* Please refer to the schedule of investments to view securities by industry type.
** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.

Derivative Instruments and Hedging Activities

The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of August 31, 2020, the Fund held securities with a value of $9,580,011 and cash of $9,219,506 as collateral for options written.  During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

Statement of Assets and Liabilities -- Values of Derivative Instruments as of February 28, 2021:

Liability Derivatives
Derivatives not accounted for as hedging instruments	Location	Value
Equity Contracts - Options	Options Written, at value	$ 1,930,260

The average monthly market value of options written during the period ended February 28, 2021 was $1,852,382.

Derivative Risks
The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.